UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2006, IDT Corporation (the “Registrant”) and Liberty Media Corporation (“Liberty Media”) entered into a binding term sheet for the sale of IDT Media, Inc. (“Media”) (the corporate parent of the Registrant’s IDT Entertainment, Inc. (“Entertainment”) subsidiary), to Liberty Media in exchange for all of Liberty Media’s (and its affiliates’) interests in the Registrant (including approximately 17.2 million shares of Registrant’s Class B common stock and Liberty Media’s (and its affiliates’) approximately 4.8% interest in the Registrant’s IDT Telecom, Inc. (“Telecom”) subsidiary), $186 million in cash (subject to certain adjustments) and the assumption of all of Entertainment’s existing indebtedness. On May 16, 2006, the Registrant and Liberty Media issued a joint press release regarding the execution of this term sheet, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The Registrant will also be eligible to receive additional consideration from Liberty Media based upon appreciation in the value of Entertainment over the five-year period following the closing of the transaction or such shorter period under specified circumstances. The sale is subject to certain customary conditions and contingencies, including the finalization and execution of definitive documentation and the receipt of regulatory approvals. The parties expect the closing of the sale to occur by the end of July 2006.

Liberty Media and its affiliates currently own 17,237,568 shares of the Registrant’s Class B common stock (approximately 24.3% of the total number of such shares outstanding), 88.235 shares of common stock of Media (approximately 3.9% of the total number of such shares outstanding), and 7,500 shares of common stock of Telecom (approximately 4.8% of the total number of such shares outstanding). All of the foregoing equity interests (other than the interests in Media) are to be exchanged by Liberty Media in the proposed transaction for IDT’s interest in Media.

IDT and its subsidiaries own 270,504 shares of Liberty Media’s Liberty Interactive Series A common stock and 54,100 shares of Liberty Media’s Liberty Capital Series A common stock.

Item 7.01 Regulation FD Disclosure.

On May 16, 2006, the Registrant and Liberty Media issued a joint press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

Exhibit 2.1	Term Sheet between the Registrant and Liberty Media, dated May 15, 2006.

Exhibit 99.1	Joint Press Release by the Registrant and Liberty Media, dated May 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Ira A. Greenstein
Name: Ira A. Greenstein
Title: President

Dated: May 17, 2006

EXHIBIT INDEX

Exhibit Number	Description

2.1	Term Sheet between the Registrant and Liberty Media, dated May 15, 2006.

99.1	Joint Press Release issued by the Registrant and Liberty Media, dated May 16, 2006.